UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 7, 2005 (December 17, 2004)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Compensation Arrangements

On March 2, 2005, Albemarle Corporation (the “Company”) amended the Compensation Arrangements with each of Mark C. Rohr, the Company’s President and Chief Executive Officer, and Paul F. Rocheleau, the Company’s Senior Vice President and Chief Financial Officer, to correct certain typographical errors contained in their respective Compensation Arrangements. The Compensation Arrangements for each of Messrs. Rohr and Rocheleau are included as Exhibits 10.1 and 10.3 hereto, respectively, and incorporated herein by reference. The Amendments to the Compensation Arrangements for each of Messrs. Rohr and Rocheleau are included as Exhibits 10.2 and 10.4 hereto, respectively, and incorporated herein by reference.

2005 Base Salaries

On December 17, 2004, the Executive Compensation Committee of the Company’s Board of Directors (the “Committee”) approved the following 2005 base salaries, which were effective as of January 1, 2005, for the Company’s named executive officers (the “Named Executive Officers”): Mark C. Rohr, President and Chief Executive Officer ($600,000); Paul F. Rocheleau, Senior Vice President and Chief Financial Officer ($350,000); John M. Steitz, Senior Vice President – Business Operations ($330,000); William M. Gottwald, Chairman of the Board ($300,000); and George A. Newbill, Senior Vice President – Manufacturing Operations ($280,000).

2004 Bonuses

On February 1, 2005, the Committee approved the following bonus payments under the Company’s 2003 Incentive Plan (the “Incentive Plan”) for the Named Executive Officers for 2004: Mark C. Rohr ($400,000); Paul F. Rocheleau ($180,000); John M. Steitz ($180,000); William M. Gottwald ($170,000); and George A. Newbill ($145,000).

2005 Incentive Plan Metrics

On March 2, 2005, the Committee approved the 2005 metrics for executive officers of the Company, pursuant to the Incentive Plan. Under the Incentive Plan, each of the Named

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Executive Officers is eligible to receive an annual cash incentive payment of 0 to 2 times a target percentage of their respective base salaries if certain criteria established by the Committee are met for 2005. The target percentages of base salary are as follows: Mark C. Rohr (70%); Paul F. Rocheleau (50%); John M. Steitz (50%); William M. Gottwald (60%); and George A. Newbill (50%). The Committee determined that the criteria for 2005 are annual net income before special items, revenue, EBITDA (earnings before interest, taxes, depreciation and amortization) margin, free cash flow, stewardship, corporate governance and development of people.

The Incentive Plan also contemplates the possibility of the payment of additional discretionary incentives to the Named Executive Officers, but only in the event that individual’s performance merits consideration of such additional incentives. Any incentive payments under the Incentive Plan will be paid in the first quarter of 2006.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

10.1	Compensation Arrangement with Mark C. Rohr, dated February 26, 1999 (incorporated herein by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-12658)).

10.2	Amendment to Compensation Arrangement with Mark C. Rohr, dated March 4, 2005.

10.3	Compensation Arrangement with Paul F. Rocheleau, dated May 8, 2002.

10.4	Amendment to Compensation Arrangement with Paul F. Rocheleau, dated March 4, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2005

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Compensation Arrangement with Mark C. Rohr, dated February 26, 1999 (incorporated herein by reference to Exhibit 10.9 to the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 (File No. 1-12658)).

10.2	Amendment to Compensation Arrangement with Mark C. Rohr, dated March 4, 2005.

10.3	Compensation Arrangement with Paul F. Rocheleau, dated May 8, 2002.

10.4	Amendment to Compensation Arrangement with Paul F. Rocheleau, dated March 4, 2005.

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